SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(A) of the Securities
                     Exchange Act of 1934 (Amendment No.__ )

Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[  ]    Preliminary Proxy Statement                           [  ]     Confidential,  for  Use of the  Commission  Only
                                                                       (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[  ]    Definitive additional materials
[  ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                      SCUDDER GLOBAL HIGH INCOME FUND, INC.

                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transaction applies:

(2)     Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

[ ]     Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, Schedule or Registration Statement no.:

(3)     Filing Party:

(4)     Date Filed:

[LOGO]                                          345 Park Avenue (at 51st Street)
                                                        New York, New York 10154
                                                                  (800) 349-4281

Scudder Global High
Income Fund, Inc.

                                                                    May 19, 2003
--------------------------------------------------------------------------------


To the Stockholders:

The Annual Meeting of Stockholders of Scudder Global High Income Fund, Inc. (the "Fund") is to be held at 10:00 a.m., Eastern time, on Wednesday, July 9, 2003 at the offices of Deutsche Investment Management Americas Inc., part of Deutsche Asset Management, 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope -- postage prepaid -- in which to return your proxy are enclosed.

At the Annual Meeting the stockholders will elect three Directors. In addition, the stockholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder.

Your Fund's Directors recommend that you vote in favor of the three nominees for Directors.

Respectfully,

/s/Nicholas Bratt                          /s/Richard T. Hale

Nicholas Bratt                             Richard T. Hale

President                                  Chairman of the Board






--------------------------------------------------------------------------------
STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.
--------------------------------------------------------------------------------

                      SCUDDER GLOBAL HIGH INCOME FUND, INC.

                    Notice of Annual Meeting of Stockholders

To the Stockholders of

Scudder Global High Income Fund, Inc.:

Please take notice that the Annual Meeting of Stockholders of Scudder Global High Income Fund, Inc. (the "Fund"), has been called to be held at the offices of Deutsche Investment Management Americas Inc., part of Deutsche Asset Management, 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, July 9, 2003 at 10:00 a.m., Eastern time, for the following purpose:

         To elect three Directors of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments thereof.

Holders of record of the shares of common stock of the Fund at the close of business on May 9, 2003 are entitled to vote at the meeting and any adjournments thereof.

By order of the Board of Directors,

/s/John Millette

John Millette
Secretary

May 19, 2003









--------------------------------------------------------------------------------
IMPORTANT -- We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.
--------------------------------------------------------------------------------

                      SCUDDER GLOBAL HIGH INCOME FUND, INC.

                                PROXY STATEMENT

General

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Scudder Global High Income Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Deutsche Investment Management Americas Inc. ("DeIM" or the "Investment Manager"), part of Deutsche Asset Management, 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, July 9, 2003 at 10:00 a.m., Eastern time, and at any adjournments thereof (collectively, the "Meeting").

This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about May 19, 2003, or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, 345 Park Avenue, New York, New York 10154) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the Proxy Statement.

The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for the proposal which requires the approval of a plurality of shares voting at the Meeting.

Holders of record of the common stock of the Fund at the close of business on May 9, 2003 (the "Record Date"), will be entitled to one vote per share on all business of the Meeting and any adjournments. There were 9,952,619 shares of common stock outstanding on the Record Date.

The Fund provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the annual report for the fiscal year ended October 31, 2002, and the most recent semi annual report succeeding the annual report, if any, without charge, by calling 800-349-4281 or 800-294-4366 or writing the Fund at 345 Park Avenue, New York, New York 10154.

PROPOSAL: ELECTION OF DIRECTORS

Persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies for the election of the three nominees listed below as Directors of the Fund to serve for a term of three years, or until their respective successors are duly elected and qualified. The nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee. For election of Directors at the Meeting, the Board of Directors has approved the nomination of the individuals listed below.

Information Concerning Nominees

The following table sets forth certain information concerning each of the three nominees as a Director of the Fund. Each of the nominees is now a Director of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Class I -- Nominees to serve until 2006 Annual Meeting of Stockholders:

                                                                             Aggregate Dollar Range of
                         Present Office with                                 Equity Securities in All
                         the Fund, if any;                  Dollar Range of  Registered Investment
Name (Age)               Principal Occupation    Year       Equity           Companies Overseen by Director
Address                  or Employment and       First      Securities in    in Family of Investment
Noninterested            Directorships in        Became a   the Fund as of   Companies as of April 30,
Directors                Publicly Held Companies Director   April 30, 2003^1 2003^1
-------------------------------------------------------------------------------------------------------------

Robert J. Callander (72) Retired Vice Chairman,  1992       $10,001-$50,000   $50,001-$100,000
c/o Deutsche             Chemical Banking
Investment Management    Corporation;
Americas Inc.            Directorships: ARAMARK
345 Park Avenue          Corporation (food
New York, NY 10154       service) and
                         Metropolitan Opera
                         Association; Member,
                         Council on Foreign
                         Relations; Previously
                         Visiting
                         Professor/Executive-in-
                         Residence, Columbia
                         University Business
                         School; Formerly,
                         Director, Barnes
                         Group, Inc.
                         (manufacturing)
                         (until April 2001).
                         Mr. Callander serves
                         on the boards of
                         three other funds
                         managed by DeIM.

-------------------------------------------------------------------------------------------------------------

                                       2

Class I -- Nominees to serve until 2006 Annual Meeting of Stockholders:

                                                                             Aggregate Dollar Range of
                         Present Office with                                 Equity Securities in All
                         the Fund, if any;                  Dollar Range of  Registered Investment
Name (Age)               Principal Occupation    Year       Equity           Companies Overseen by Director
Address                  or Employment and       First      Securities in    in Family of Investment
Noninterested            Directorships in        Became a   the Fund as of   Companies as of April 30,
Directors                Publicly Held Companies Director   April 30, 2003^1 2003^1
-------------------------------------------------------------------------------------------------------------

Kenneth C. Froewiss (57) Clinical Professor of   2001       $10,001-$50,000   $10,001-$50,000
c/o Deutsche             Finance, NYU Stern
Investment Management    School of Business;
Americas Inc.            Member, Finance
345 Park Avenue          Committee, Association
New York, NY 10154       for Asian Studies;
                         Managing Director,
                         J.P. Morgan
                         (investment banking
                         firm) (until 1996).
                         Mr. Froewiss serves on
                         the boards of three
                         other funds managed
                         by DeIM.

--------------------------------------------------------------------------------------------------------------

                                       3

Class I -- Nominees to serve until 2006 Annual Meeting of Stockholders:

                                                                             Aggregate Dollar Range of
                         Present Office with                                 Equity Securities in All
                         the Fund, if any;                  Dollar Range of  Registered Investment
Name (Age)               Principal Occupation    Year       Equity           Companies Overseen by Director
Address                  or Employment and       First      Securities in    in Family of Investment
Interested               Directorships in        Became a   the Fund as of   Companies as of April 30,
Directors                Publicly Held Companies Director   April 30, 2003^1 2003^1
-------------------------------------------------------------------------------------------------------------

Richard T. Hale (57)*    Managing Director,      2002       None              Over $100,000
c/o Deutsche Investment  Deutsche Bank
Management Americas Inc. Securities Inc.
345 Park Avenue          (formerly DB Alex.
New York, NY 10154       Brown LLC) and
                         Deutsche Asset
                         Management (1999 to
                         present); Director
                         and President,
                         Investment Company
                         Capital Corp.
                         (registered
                         investment advisor)
                         (1996 to present);
                         Director, Deutsche
                         Global Funds, Ltd.
                         (2000 to present),
                         CABEI Fund (2000 to
                         present), North
                         American Income Fund
                         (2000 to present);
                         Director, Scudder
                         Global Opportunities
                         Fund (since 2003);
                         Director/Officer
                         Deutsche/Scudder
                         Mutual Funds
                         (various dates, 200
                         funds overseen);
                         President,
                         Montgomery Street
                         Income Securities,
                         Inc. (2002 to
                         present) (registered
                         investment
                         companies); Vice
                         President, Deutsche
                         Asset Management,
                         Inc. (2000 to
                         present); Formerly,
                         Director, ISI Family
                         of Funds (registered
                         investment
                         companies; 4 funds
                         overseen) (1992 to
                         1999); Managing
                         Director, DeIM (2003
                         to present).

--------------------------------------------------------------------------------------------------------------

Information Concerning Continuing Directors

The Board of Directors is divided into three classes, with each Director serving for a term of three years. The terms of the Class II and III Directors do not expire this year. The following table sets forth certain information regarding the Directors in such classes.

Class II -- Directors to serve until 2004 Annual Meeting of Stockholders:


                         Present Office with                                 Aggregate Dollar Range of
                         the Fund, if any;                  Dollar Range of  Equity Securities in All
Name (Age)               Principal Occupation    Year       Equity           Registered Investment
Address                  or Employment and       First      Securities in    Companies Overseen by Director
Interested               Directorships in        Became a   the Fund as of   in Family of Investment
Director                 Publicly Held Companies Director   April 30, 2003^1 Companies as of April 30, 2003^1
-------------------------------------------------------------------------------------------------------------

Nicholas Bratt (54)*     President (since        2001       $50,001-         Over $100,000
c/o Deutsche Investment  2002); Managing                    $100,000
Management Americas Inc. Director of Deutsche
345 Park Avenue          Asset Management;
New York, NY 10154       Director, Korea
                         Society (private
                         society). Mr. Bratt
                         serves on the boards
                         of three other funds
                         managed by DeIM.

-------------------------------------------------------------------------------------------------------------

                                       5

Class II -- Directors to serve until 2004 Annual Meeting of Stockholders:

                         Present Office with                                 Aggregate Dollar Range of
                         the Fund, if any;                  Dollar Range of  Equity Securities in All
Name (Age)               Principal Occupation    Year       Equity           Registered Investment
Address                  or Employment and       First      Securities in    Companies Overseen by Director
Noninterested            Directorships in        Became a   the Fund as of   in Family of Investment
Director                 Publicly Held Companies Director   April 30, 2003^1 Companies as of April 30, 2003^1
-------------------------------------------------------------------------------------------------------------

Ronaldo A. da Frota      Director and Chief      1992       $10,001-         Over $100,000
Nogueira (64)            Executive Officer, IMF             $50,000
c/o Deutsche Investment  Editora Ltd.
Management Americas Inc. (financial publisher);
345 Park Avenue          Director, Brazilian
New York, NY 10154       Association of
                         Securities Analysts
                         (ABAMEC-Brazil);
                         Member, Board of
                         Association of
                         Certified
                         International
                         Investment Analysts
                         (ACIIA). Mr. Nogueira
                         serves on the boards
                         of three other funds
                         managed by DeIM.

Kesop Yun (57)           Professor, (formerly    2001       None             None
c/o Deutsche Investment  Dean, 1999-2001),
Management Americas Inc. College of Business
345 Park Avenue          Administration, Seoul
New York, NY 10154       National University,
                         Seoul, Korea;
                         Director, The Korea
                         Liberalisation Fund,
                         Inc. (U.K.)
                         (1996-1999); Visiting
                         Professor of London
                         Business School
                         (1997-1998);
                         President, Korea
                         Securities & Economy
                         Institute (1994-1995);
                         President, Korea Tax
                         Association
                         (1994-1995). Mr. Yun
                         serves on the boards
                         of three other funds
                         managed by DeIM.

-------------------------------------------------------------------------------------------------------------

                                       6

Class III -- Directors to serve until 2005 Annual Meeting of Stockholders:

                         Present Office with                                 Aggregate Dollar Range of
                         the Fund, if any;                  Dollar Range of  Equity Securities in All
Name (Age)               Principal Occupation    Year       Equity           Registered Investment
Address                  or Employment and       First      Securities in    Companies Overseen by Director
Noninterested            Directorships in        Became a   the Fund as of   in Family of Investment
Director                 Publicly Held Companies Director   April 30, 2003^1 Companies as of April 30, 2003^1
-------------------------------------------------------------------------------------------------------------

William H. Luers (74)    President and Chief     2001       1-$10,000         $10,001-$50,000
c/o Deutsche Investment  Executive Officer,
Management Americas Inc. United Nations
345 Park Avenue          Association; Director:
New York, NY 10154       Wickes Lumber
                         Company (building
                         materials), America
                         Online Latin
                         America, The Gilman
                         Foundation; Member:
                         Advisory Board, The
                         Trust for Mutual
                         Understanding;
                         Trustee: Rockefeller
                         Brothers Fund,
                         Trustee Advisory
                         Council -- Appeal of
                         Conscience
                         Foundation;
                         formerly, President,
                         Metropolitan Museum
                         of Art (1986-1999)
                         (retired), Director,
                         StoryFirst
                         Communications, Inc.
                         (owns television and
                         radio stations in
                         Russia and Ukraine)
                         (1996-1999), The
                         Eurasia Foundation
                         (2000-2002), IDEX
                         Corporation (liquid
                         handling equipment
                         manufacturer)
                         (1991-2003); Member,
                         Executive Committee
                         and Board of
                         Directors, East-West
                         Institute
                         (1998-2002). Mr.
                         Luers serves on the
                         boards of three
                         other funds managed
                         by DeIM.

-------------------------------------------------------------------------------------------------------------

                                       7

Class III -- Directors to serve until 2005 Annual Meeting of Stockholders:

                         Present Office with                                 Aggregate Dollar Range of
                         the Fund, if any;                  Dollar Range of  Equity Securities in All
Name (Age)               Principal Occupation    Year       Equity           Registered Investment
Address                  or Employment and       First      Securities in    Companies Overseen by Director
Noninterested            Directorships in        Became a   the Fund as of   in Family of Investment
Director                 Publicly Held Companies Director   April 30, 2003^1 Companies as of April 30, 2003^1
-------------------------------------------------------------------------------------------------------------

Susan Kaufman Purcell    For-Profit Corporate    1992       $1-$10,000        $1-$10,000
(60)                     Boards: Director,
c/o Deutsche Investment  Valero Energy
Management Americas Inc. Corporation;
345 Park Avenue          Non-Profit
New York, NY 10154       Organizations: Vice
                         President, Council
                         of the Americas;
                         Vice President,
                         Americas Society;
                         Non-Profit
                         Directorships:
                         Freedom House,
                         Foundation for
                         Management Education
                         in Central America
                         (FMECA) and National
                         Endowment for
                         Democracy (until
                         1999); Member,
                         Advisory Board, The
                         Inter-American
                         Foundation; Member,
                         Council on Foreign
                         Relations; and
                         Member, The Economic
                         Club of New York.
                         Previously Member,
                         Policy Planning
                         Staff, U.S.
                         Department of State
                         and Associate
                         Professor of
                         Political Science,
                         University of
                         California, Los
                         Angeles (UCLA). Dr.
                         Purcell serves on
                         the boards of three
                         other funds managed
                         by DeIM.

All Directors and Officers as a group                       23,013 Shares     Less than 1/4 of 1% of Shares
                                                                              of the Fund
--------------------------------------------------------------------------------------------------------------

* Director considered by the Fund and its counsel to be an "interested person" (which as used in this proxy statement is as defined in the Investment Company Act of 1940, as amended) of the Fund or of the Fund's investment manager, DeIM. Mr. Bratt and Mr. Hale each is deemed to be an interested person because of his affiliation with the Fund's investment manager, DeIM, or because he is an Officer of the Fund or both.

^1 The information as to beneficial ownership is based on statements furnished to the Fund by the Directors and nominees. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the Investment Company Act of 1940, as amended (the "1940 Act"), as applied to a fund, requires the fund's Officers and Directors, Investment Manager, affiliates of the Investment Manager, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Securities and Exchange Commission (the "SEC") and The New York Stock Exchange, Inc. Such persons are required by SEC regulations to furnish the fund with copies of all such filings.

Based on a review of reports filed by the Fund's directors and executive officers, the Investment Manager, officers and directors of the Investment Manager, affiliated persons of the Investment Manager and beneficial holders of 10% or more of the Fund's outstanding stock, and written representations by the Reporting Persons that no year-end reports were required for such persons, all filings required by Section 16(a) of the Securities Exchange Act of 1934 for the fiscal year ended October 31, 2002 were timely, except that David Wasserman (a former Director of Zurich Scudder Investments, Inc.), Brett Diment and Ian Clarke filed a Form 3 late and Annette Fraser, Stephen Ilott, Matthew Linsey, David Haysey, Stephen Maynard and Alexander Tedder failed to timely file a Form 3 and failed to file a Form 5 with respect to such late filing. Each person has since corrected his/her omission by making the necessary filing, except for Stephen Maynard who has left the Fund's subadvisor. As a convenience to the directors, the Investment Manager assists the directors in making their Section 16 filings.

To the best of the Fund's knowledge, as of April 30, 2003, no person owned beneficially more than 5% of the Fund's outstanding stock.

Committees of the Board -- Board Meetings

The Board of Directors of the Fund met six times during the fiscal year ended October 31, 2002. The Noninterested Directors also held two additional meetings with their counsel.

Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which he or she served as regular members, except Mr. Bratt, who attended 67% of the meetings, and Mr. Yun, who attended 73% of the meetings.

The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Committee on Independent Directors.

Audit Committee

The Board has an Audit Committee, consisting of those Directors who are not interested persons of the Fund or of DeIM ("Noninterested Directors") as defined in the 1940 Act, which met twice during the fiscal year ended October 31, 2002. The members of the Audit Committee are independent, as independence is defined in the listing standards of the New York Stock Exchange. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and discusses with management the Fund's annual audited financial statements, reviews the auditor's required communications regarding the scope and results of the audit that may assist the Audit Committee in overseeing management's financial reporting and disclosure process, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board, reviews matters related to the independence of the Fund's independent accountants and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

The Board of Directors has adopted a written charter for the Audit Committee.

At a meeting held on April 2, 2003, the Board of Directors of the Fund, including a majority of the Noninterested Directors, selected
PricewaterhouseCoopers LLP to act as independent accountants for the Fund for the fiscal year ending October 31, 2003. The Fund's financial statements for the fiscal year ended October 31, 2002 were audited by PricewaterhouseCoopers LLP. The following table sets forth the aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP(1):

                              Financial Information
                                Systems Design and
        Audit Fees             Implementation Fees          All Other Fees^2
--------------------------------------------------------------------------------
         $100,200                       $0                    $19,143,000
--------------------------------------------------------------------------------

The fees disclosed in the table above under the caption "Audit Fees" are the aggregate fees for professional services rendered for the audit of the Fund for the most recent fiscal year. The fees disclosed under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" include fees billed for services, if any, during the most recent calendar year to the Fund, DeIM and all entities controlling, controlled by, or under common control with DeIM that provide services to the Fund.


-----------------------

^1 In addition to the amount shown in the table, PricewaterhouseCoopers LLP billed fees during the year ended December 31, 2002 of approximately $6,543,000 for professional services rendered for audit and tax services provided to other DeIM-advised funds.

^2 All Other Fees includes $1,268,000 for services in connection with risk management, taxation, attest/agreed upon procedures, review of filings with the SEC and testing of internal controls for DeIM and other related entities that provide support for the operations of the funds.

The Fund's Audit Committee gave careful consideration to the non-audit related services provided by PricewaterhouseCoopers LLP to the Fund, DeIM and entities controlling, controlled by or under common control with DeIM that provide services to the Fund, and, based in part on certain representations and information provided by PricewaterhouseCoopers LLP, determined that the provision of these services was compatible with maintaining
PricewaterhouseCoopers LLP's independence.

Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but will be available by telephone to respond to appropriate questions and to make a statement if they wish to do so.

Audit Committee Report

In connection with the audited financial statements as of and for the fiscal year ended October 31, 2002 included in the Fund's Annual Report for the fiscal year ended October 31, 2002 (the "Annual Report"), at a meeting held on December 18, 2002, the Audit Committee considered and discussed the annual audited financial statements with management and the independent accountants, and discussed the audit of such financial statements with the independent accountants.

The Audit Committee also discussed with the independent accountants the matters required to be discussed by Statement On Auditing Standards No. 61 (Communications with Audit Committees). The independent accountants provided to the committee the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with representatives of the independent accountants their firm's independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with auditing standards generally accepted in the United States of America or that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the Audit Committee's Charter and those discussed above, the Audit Committee of the Fund recommended to the Board of Directors of the Fund that the audited financial statements be included in the Fund's Annual Report.

The Audit Committee currently consists of Messrs. Froewiss (Chairman), Callander, Luers, Nogueira and Yun and Dr. Purcell.

Committee on Independent Directors

The Board has a Committee on Independent Directors consisting of the Noninterested Directors. The Committee met once during the fiscal year ended October 31, 2002. The Committee is charged with the duty of making all nominations for Noninterested Directors and consideration of other related matters. The Committee met on April 2, 2003 to nominate the nominees for Noninterested Directors presented in this proxy statement. Stockholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action.

Executive Committee

The Executive Committee is empowered, and the Directors have delegated to such Committee, all of the powers of the Directors not otherwise delegated, except for the declaration of dividends and distributions. The Executive Committee acts when the full Board of Directors is not in session. Messrs. Bratt and Hale are the members of the Executive Committee of the Fund. The Executive Committee did not meet during the fiscal year ended October 31, 2002.

Valuation Committee

The Valuation Committee monitors the valuation of portfolio securities and other investments and, as required by the Fund's valuation policies when the full Board is not in session, determines the fair value of illiquid and other portfolio holdings after consideration of all relevant factors, which determinations are reported to the full Board. Messrs. Bratt and Froewiss are the members of the Valuation Committee, with Messrs. Callander and Hale as alternates. The Valuation Committee did not meet during the fiscal year ended October 31, 2002.

Executive Officers

In addition to Mr. Bratt, a Director who is also an Officer of the Fund, the following persons are Executive Officers of the Fund:

                             Present Office with the Fund;      Year First
                             Principal Occupation or            Became an
Name (Age)                   Employment^1                       Officer ^2
--------------------------------------------------------------------------------
Kate Sullivan D'Eramo (46)   Assistant Treasurer; Director of         2003
                             Deutsche Asset Management.

Brett Diment (32)            Vice President; Managing Director        2002
                             of Deutsche Asset Management.

Judith A. Hannaway (50)      Vice President; Managing Director        1997
                             of Deutsche Asset Management.

John Millette (40)           Vice President and Secretary;            1999
                             Director of Deutsche Asset
                             Management.

Caroline Pearson (41)        Assistant Secretary; Managing            1998
                             Director of Deutsche Asset
                             Management.

Charles A. Rizzo (45)        Treasurer and Chief Financial            2002
                             Officer; Director of Deutsche
                             Asset Management since 2000;
                             prior thereto, Vice President and
                             Department Head, BT Alex. Brown
                             Incorporated (now Deutsche Bank
                             Securities Inc.) (1998-1999);
                             Senior Manager, Coopers & Lybrand
                             L.L.P. (now
                             PricewaterhouseCoopers LLP)
                             (1993-1998).

Bruce Rosenblum (42)         Vice President and Assistant             2002
                             Secretary; Director of Deutsche
                             Asset Management since 2002;
                             prior thereto, Vice President of
                             Deutsche Asset Management
                             2000-2002; and partner with the
                             law firm of Freedman, Levy, Kroll
                             & Simonds.

Salvatore Schiavone (37)     Assistant Treasurer; Director of         2003
                             Deutsche Asset Management.

Lucinda H. Stebbins (57)     Assistant Treasurer; Director of         2003
                             Deutsche Asset Management.
--------------------------------------------------------------------------------

^1 Unless otherwise stated, all Executive Officers have been associated with DeIM, Deutsche Asset Management, or predecessor organizations for more than five years, although not necessarily in the same capacity. Messrs. Bratt, Diment, Rizzo and Schiavone and Mses. D'Eramo and Hannaway own securities of Deutsche Bank A.G.

^2 The President, Treasurer and Secretary each hold office until his successor has been duly elected and qualified, and all other officers hold office in accordance with the By-Laws of the Fund.

Transactions with and Remuneration of Directors and Officers

The aggregate direct remuneration received by the Directors of the Fund not affiliated with DeIM was $81,542, including expenses, for the fiscal year ended October 31, 2002. Each such Noninterested Director currently receives fees, paid by the Fund, of $750 per Directors' meeting attended and an annual Director's fee of $6,000. Effective January 1, 2003, the Lead Director of the Noninterested Directors (currently Mr. Callander) and the Chairman of the Audit Committee (currently Mr. Froewiss) each receives an additional $2,500 annual fee for serving in that capacity. Each Director also receives $250 per committee meeting attended (other than audit committee meetings and meetings held for the purpose of considering arrangements between the Fund and the Investment Manager or an affiliate of the Investment Manager, for which such Director receives a fee of $750). DeIM supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund, and receives a management fee for its services. Several of the Fund's Officers and Directors are also officers, directors or employees of DeIM and participate in the fees paid to that firm (see "Investment Manager"), although the Fund makes no direct payments to them.

The following Compensation Table, provides in tabular form, the following data:

Column (1) All Directors who receive compensation from the Fund.

Column (2) Aggregate compensation received by a Director from the Fund.

Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund. The Fund does not pay such benefits to its Directors.

Column (5) Total compensation received by a Director from the Fund, plus compensation received from all funds managed by DeIM for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5). Generally, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on the Board of an open-end fund.

Compensation Table for the year ended December 31, 2002

-------------------------------------------------------------------------------------------------------------
            (1)                   (2)                (3)                 (4)                  (5)

                                                                                    Aggregate Compensation
                                                                                    as a Director/Trustee
                                                                                    of the Fund and Other
                                            Pension or                              Scudder Funds
                             Aggregate      Retirement Benefits   Estimated Annual
Name of Person,              Compensation   Accrued as Part of    Benefits Upon     Paid by         Paid by
Position                     from the Fund  Fund Expenses         Retirement        Funds           DeIM*
-------------------------------------------------------------------------------------------------------------
Robert J. Callander,         $11,500        N/A                   N/A               $46,750         $9,000
Director                                                                            (4 funds)

Kenneth C. Froewiss,         $11,500        N/A                   N/A               $46,750         $9,000
Director                                                                            (4 funds)

William H. Luers,            $10,750        N/A                   N/A               $42,250         $9,000
Director                                                                            (4 funds)

Ronaldo A. da Frota          $11,500        N/A                   N/A               $52,750         $9,000
Nogueira,                                                                           (4 funds)
Director

Susan Kaufman Purcell,       $11,500        N/A                   N/A               $46,750         $9,000
Director                                                                            (4 funds)

Kesop Yun,                   $11,500        N/A                   N/A               $46,750         $6,000
Director                                                                            (4 funds)
-------------------------------------------------------------------------------------------------------------

* DeIM paid the fees of Noninterested Directors for attendance at meetings to discuss and approve a new Investment Management Agreement between the Fund and DeIM.

Required Vote

Election of each of the listed nominees for Director requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders vote in favor of each of the nominees.

The Investment Manager

On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment manager of the Fund, was acquired by Deutsche Bank AG. Upon the closing of this transaction, Scudder became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Investment Manager").

Under the supervision of the Board of Directors of the Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sales decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of investment advisory services to institutional and retail clients. The Fund's investment manager is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The Investment Manager, the predecessor of which is Scudder, Stevens & Clark, Inc., is one of the most experienced investment counseling firms in the U.S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name changed to Scudder Kemper Investments, Inc. On January 1, 2001, the Investment Manager changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of the Investment Manager was acquired by Deutsche Bank AG.

DeIM is a Delaware corporation. Thomas J. Hughes^1, Deborah A. Flickinger^1, Phillip Freiherr von Girsewald^2, and William N. Shiebler (Chairman)^1 are Directors of DeIM. Thomas F. Eggers^3 is President and Chief Executive Officer, William G. Butterly, III1 is Secretary, General Counsel and Chief Legal Officer, Gwyn M. Thomas^1 is Treasurer, Linda J. Wondrack^4 is Chief Compliance Officer, and Nicholas Bratt^3 is Corporate Vice President of DeIM.

--------------------------

^1 280 Park Avenue, New York, NY

^2 Taunusanlage 12, Frankfurt 60325, Germany A21-01

^3 345 Park Avenue, New York, NY 10154

^4 Two International Place, Boston, MA 02110

The Subadvisor

Effective September 30, 2002, Deutsche Asset Management Investment Services Limited ("DeAMIS"), One Appold Street, London, England, an affiliate of DeIM, became the subadvisor for the Fund. Under the terms of the Research and Advisory Agreement, DeAMIS manages the investment and reinvestment of the Fund's portfolio and will provide such investment advice, research and assistance as DeIM may, from time to time, reasonably request. DeAMIS provides a full range of international investment advisory services to institutional and retail clients.

DeAMIS is a wholly owned subsidiary of Deutsche Asset Management Group Limited (an investment holding company), which, in turn, is a wholly-owned subsidiary of Deutsche Morgan Grenfell Group PLC (an investment holding company), which, in turn, is a wholly-owned subsidiary of DB Investments (GB) Limited (a holding company). DB Investments (GB) Limited is a wholly-owned subsidiary of Deutsche Bank AG.

The principal occupations of each director and principal executive officer of DeAMIS are set forth in the table below. The principal business address of each director and principal executive officer, as it relates to his or her duties at DeAMIS, is One Appold Street, London, EC2A 2UU, England. No Directors or officers of the Fund, except for Brett Diment who is a Vice President of the Fund and an employee of DeAMIS, are employees, officers, directors or shareholders of DeAMIS.

Alexander Tedder, Director, DeAMIS.

Annette Jane Fraser, Chairman of the Board and Chief Executive Officer, DeAMIS.

David Haysey, Director, DeAMIS.

Matthew Alan Linsey, Director, DeAMIS.

Adrian Dyke, Secretary, DeAMIS.

Paul Hogwood, Secretary, DeAMIS.

Carole Hofbeck, Compliance Officer, DeAMIS.

Karl Stephen Sternberg, Chief Investment Officer -- Equities, DeAMIS.

Simon Kempton, Chief Operating Officer, DeAMIS.

Paul Anthony Burke, Legal Officer, DeAMIS.

Walter Lee Knell, Finance Officer, DeAMIS.

Stephen Raymond Ilott, Chief Investment Officer -- Fixed Income, DeAMIS.

Other Matters

The Board of Directors does not know of any matters to be brought before the Meeting other than that mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any adjournment thereof in accordance with their best judgment.

Miscellaneous

Proxies will be solicited by mail and may be solicited in person or by telephone by Officers of the Fund or personnel of DeIM. The Fund has retained Georgeson Shareholder Communications, Inc. ("Georgeson"), 17 State Street, New York, New York 10004 to assist in the proxy solicitation. The cost of its services is estimated at $9,500 plus expenses. The costs and expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund's Officers or Georgeson, in person or by telephone, will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

As the meeting date approaches, certain stockholders may receive a telephone call from a representative of Georgeson if their votes have not been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Fund believes that these procedures are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.

If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the stockholder may still submit the proxy card originally sent with this proxy statement or attend in person. Should stockholders require additional information regarding the proxy or a replacement proxy card, they may contact Georgeson toll-free at 866-884-8045. Any proxy given by a stockholder is revocable until voted at the Meeting.

In the event that sufficient votes in favor of the proposal set forth in the Notice of this Meeting are not received by July 9, 2003, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Stockholder Proposals

Stockholders wishing to submit proposals for inclusion in a proxy statement for the 2004 meeting of stockholders of the Fund should send their written proposals to John Millette, Secretary of the Fund, c/o Deutsche Investment Management Americas Inc. at 345 Park Avenue, New York, New York 10154, by January 20, 2004. The timely submission of a proposal does not guarantee its inclusion.

For business to be properly brought before the annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to or mailed by certified mail, return receipt requested, and received at the principal executive offices of the Fund not later than 90 days nor more than 120 days prior to the date of the meeting, provided however, that if less than 100 days' notice or prior public disclosure is given or made to stockholders, any such notice by a stockholder to be timely must be so received not later than the close of business on the 10th day following the earlier of the day on which such notice of the date of the annual or special meeting was given or such public disclosure was made.

The Fund may exercise discretionary voting authority with respect to stockholder proposals for the 2004 meeting of stockholders which are not included in the proxy statement and form of proxy, if notice of such proposals is not received by the Fund at the above address within the timeframe indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that stockholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

By order of the Board of Directors,

/s/John Millette

John Millette
Secretary

345 Park Avenue
New York, New York 10154

May 19, 2003

Instructions for Voting Your Proxy

Scudder Global High Income Fund offers shareholders of record three alternative ways of voting their proxies:

o    By Telephone

o    Through the Internet (using a browser)

o    By Mail (traditional method)

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had mailed your proxy card. We encourage you to use these cost effective and convenient ways of voting.

----------------
TELEPHONE VOTING        Available only until 4:00 p.m. EST July 8, 2003.
----------------

o    Call TOLL-FREE: 1-866-884-8045, Monday through Friday, 9 AM-11 PM EST.

o    Your vote will be confirmed and cast as you directed.

---------------
INTERNET VOTING         Available only until 4:00 p.m. EST on July 8, 2003.
---------------

o    Visit the Internet voting Website at http://proxy.georgeson.com

o Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen.

o    You will incur only your usual Internet charges.

--------------
VOTING BY MAIL
--------------

o Simply sign and date your proxy card and return it in the postage-paid envelope.


        --------------                          --------------
        COMPANY NUMBER                          CONTROL NUMBER
        --------------                          --------------


           Please fold and detach card at perforation before mailing.
--------------------------------------------------------------------------------

PROXY                SCUDDER GLOBAL HIGH INCOME FUND, INC.                 PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                 Annual Meeting of Stockholders -- July 9, 2003

The undersigned hereby appoints Bruce Rosenblum, John Millette and Caroline Pearson and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of Scudder Global High Income Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Scudder Global High Income Fund, Inc. to be held at the offices of Deutsche Investment Management Americas Inc., part of Deutsche Asset Management, 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, July 9, 2003 at 10:00 a.m., Eastern time, and at any adjournments thereof.

                              Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                              --------------------------------------------------
                                              (Signature of Stockholder)

                              --------------------------------------------------
                                        (Signature of joint owner, if any)

                              Date ______________________________________ , 2003

                              PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED
                              ENVELOPE. NO POSTAGE IS REQUIRED.

           Please fold and detach card at perforation before mailing.
--------------------------------------------------------------------------------

                                               To vote, mark blocks below in
                                               blue or black ink as follows: |X|

Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR the item listed below.


The election of three Directors:                                                  FOR all nominees listed    WITHHOLD AUTHORITY
                                                                                  at left (except as marked  to vote for all
Nominees: Class I: Robert J. Callander, Kenneth C. Froewiss and Richard T. Hale.  to the contrary at left)   nominees listed at left
                                                                                               __                    __
(INSTRUCTION: To withhold authority to vote for any individual nominee, write                 |__|                  |__|
that nominee's name on the space provided below.)

--------------------------------------------------------------------------------

The Proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                           (continued on other side)